UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2004

MedQuist Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ		08054
(address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 206-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

Employment Agreement with Terry. L. Cameron.

On November 15, 2004, MedQuist Inc. (the “Company”) entered into an executive employment agreement with Terry L. Cameron defining the terms of his employment with the Company as its Senior Vice President, Marketing & Business Development. The initial term of Mr. Cameron’s employment agreement is three years, with automatic one-year renewals unless either party gives written notice of nonrenewal at least ninety days prior to the end of the term. The Company and Mr. Cameron have agreed that his employment commencement date shall be November 29, 2004.  Mr. Cameron’s annual base salary is $220,000 and he is to receive a signing bonus of $350,000 with the following payment schedule:  $150,000 to be paid within forty-five (45) days of his employment commencement date, $100,000 to be paid on the twelve (12) month anniversary of his employment commencement date, and $100,000 to be paid on the twenty-four (24) month anniversary of the employment commencement date.  In order to receive the installments of the signing bonus, Mr. Cameron must be employed by the Company on the scheduled date of the applicable installment payment.  In the event that Mr. Cameron voluntarily resigns from the Company within the first 12 months of his employment, the initial $150,000 signing bonus installment will have to be repaid on a pro rata basis and Mr. Cameron will not be entitled to the remaining installments of the signing bonus.

Mr. Cameron is eligible to receive a target bonus of 45% of his base salary pursuant to the Company’s Management Bonus Plan, based upon attainment of pre-established bonus plan target objectives by Mr. Cameron and the Company. Mr. Cameron’s actual bonus award may be higher or lower than the target bonus amount based upon achievement of the objectives by Mr. Cameron and the Company.  Mr. Cameron is also entitled to participate in the benefit programs generally available to Company employees.

As provided in the agreement, in connection with his employment by the Company, Mr. Cameron is entitled to a special stock option grant of non-qualified stock options to purchase up to 60,000 shares of Company common stock pursuant to the Company’s Stock Option Plan adopted May 29, 2002. The grant date of the special option grant will occur on the later of (i) the date the Company becomes current in its reporting obligations under the Securities Exchange Act of 1934; or (ii) the first date thereafter when the Form S-8 Registration Statement for the Stock Option Plan complies with the requirement of the Securities and Exchange Commission provided that Mr. Cameron is still an employee on the grant date.  The options, which vest annually over five years subject to Mr. Cameron’s continued employment, shall have an exercise price equal at least to the fair market value of the Company’s common stock as of the grant date.  The agreement provides that, upon a change of control of the Company while Mr. Cameron is still an employee, the special option grant may, from and after the date which is sixty days after the change of control (but not beyond the expiration date of the option), be exercised for up to 100% of the total number of shares then subject to the special option grant minus the number of shares previously purchased upon exercise of such  option and the vesting date will accelerate accordingly.  A “change of control” shall be deemed to have occurred upon the happening of either (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other event deemed to constitute a “change of control” by the Company’s board of directors.

Additionally, contingent upon Mr. Cameron’s continued attainment of performance objectives, he shall receive a long term incentive value of $120,000 annually through one of the following, as determined in the Company’s sole discretion: (i) a stock option grant pursuant to the Stock Option Plan, (ii) a restricted stock grant or (iii) a cash-based long term incentive program to be developed.

If Mr. Cameron’s employment is terminated by the Company without cause, the agreement provides for payment of a severance benefit equivalent to one year’s annual base salary (at the rate in effect as of the date of termination) plus a payment equal to the average of the last three bonuses received by Mr. Cameron pursuant to the Company’s Management Bonus Plan.  In the event that there are not three full years of employment, then the average of the last two years will apply.

A copy of Mr. Cameron’s employment agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Employment Agreement with James M. Weiland.

On November 15, 2004, the Company entered into an executive employment agreement with James M. Weiland defining the terms of his employment with the Company as its Senior Vice President, Sales. The initial term of Mr. Weiland’s employment agreement is three years, with automatic one-year renewals unless either party gives written notice of nonrenewal at least ninety days prior to the end of the term. The Company and Mr. Weiland have agreed that his employment commencement date shall be November 30, 2004.  Mr. Weiland’s annual base salary is $210,000 and he is to receive a signing bonus of $75,000.  In the event that Mr. Weiland voluntarily resigns from the Company within the first 12 months of his employment, the signing bonus will have to be repaid on a pro rata basis.

Mr. Weiland is eligible to receive a target bonus of 45% of his base salary pursuant to the Company’s Management Bonus Plan, based upon attainment of pre-established bonus plan target objectives by Mr. Weiland and the Company. Mr. Weiland’s actual bonus award may be higher or lower than the target bonus amount based upon achievement of the objectives by Mr. Weiland and the Company.  Mr. Weiland is also entitled to participate in the benefit programs generally available to Company employees.

As provided in the agreement, in connection with his employment by the Company, Mr. Weiland entitled to a special stock option grant of non-qualified stock options to purchase up to 10,000 shares of Company common stock pursuant to the Company’s Stock Option Plan adopted May 29, 2002.  The grant date of the special option grant will occur on the later of (i) the date the Company becomes current in its reporting obligations under the Securities Exchange Act of 1934; or (ii) the first date thereafter when the Form S-8 Registration Statement for the Stock Option Plan complies with the requirement of the Securities and Exchange Commission provided that Mr. Weiland is still an employee on the grant date.    The option, which vest annually over five years subject to Mr. Weiland’s continued employment, shall have an exercise price equal at least to the fair market value of the Company’s common stock as of the grant date.  The agreement provides that, upon a change of control of the Company while Mr. Weiland is still an employee, the special option grant may, from and after the date which is sixty days after the change of control (but not beyond the expiration date of the option), be exercised for up to 100% of the total number of shares then subject to the special option grant minus the number of shares previously purchased upon exercise of such option and the vesting date will accelerate accordingly.  A “change of control” shall be deemed to have occurred upon the happening of either (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other event deemed to constitute a “change of control” by the Company’s board of directors.

Additionally, contingent upon Mr. Weiland’s continued attainment of performance objectives, he shall receive a long term incentive value of $50,000 annually through one of the following, as determined in the Company’s sole discretion: (i) a stock option grant pursuant to the Stock Option Plan, (ii) a restricted stock grant or (iii) a cash-based long term incentive program to be developed.

If Mr. Weiland’s employment is terminated by the Company without cause, the agreement provides for payment of a severance benefit equivalent to one year’s annual base salary (at the rate in effect as of the date of termination).

A copy of Mr. Weiland’s employment agreement is attached as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
10.1	Employment Agreement by and between MedQuist Inc. and Terry L. Cameron dated November 15, 2004.

10.2	Employment Agreement by and between MedQuist Inc. and James M. Weiland dated November 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDQUIST INC.

Date: November 18, 2004	By:	/s/ Howard S. Hoffmann
	Name:	Howard S. Hoffmann
	Title:	Chief Executive Officer